Exhibit 99.4 - Administrative Reports of the Trust.

                              Administrative Report
                                       for
            Hartford Life Global Funding Trust 2005-027 (the "Trust")

                           Payment Date March 15, 2005
                           CUSIP Number 41659FBU7

(i) the amount received by the Indenture Trustee from Hartford Life Insurance Company ("Hartford Life") as of the payment date in respect of the principal, interest and premium, if any, on Funding Agreement No. 405027 (the "Funding Agreement") issued by Hartford Life Insurance Company ("Hartford Life").

               --------------- ---------------------------------
               Interest:       $ 1,988.89
               --------------- ---------------------------------
               Principal:      $ 0.00
               --------------- ---------------------------------

(ii) the amount of payment on such Payment Date to holders allocable to principal and interest on the notes of the Trust.

             --------------- -------------------------------------
             Interest:       $ 1,988.89
             --------------- -------------------------------------
             Principal:      $ 0.00
             --------------- -------------------------------------

(iii) the aggregate stated principal amount of the Funding Agreement, the current interest rate or rates thereon at the close of business on such Payment Date, and the current rating assigned to the Funding Agreement.

             --------------------------------- -------------------
             Aggregate Principal Amount:       $ 895,015.00
             --------------------------------- -------------------
             Interest Rate:                    4.00%
             --------------------------------- -------------------

                     Ratings:

                           Moody's Investor Services: Aa3
                           Standard & Poors' Rating Service: AA-

(iv) the aggregate principal balance of the notes of the Trust at the close of business on such Payment Date and the current rating assigned to such notes.

                     Aggregate Principal Amount: $ 895,000.00

                     Ratings:

                           Moody's Investor Services: Aa3
                           Standard & Poors' Rating Service: AA-

AMACAR Pacific Corp., as administrator of Hartford Life Global Funding Trust 2005-027



By:   /s/  Evelyn Echevarria
      ------------------------------------
      Name:  Evelyn Echevarria
      Title:  Vice President

                              Administrative Report
                                       for
            Hartford Life Global Funding Trust 2005-027 (the "Trust")

                           Payment Date April 15, 2005
                             CUSIP Number 41659FBU7

(i) the amount received by the Indenture Trustee from Hartford Life Insurance Company ("Hartford Life") as of the payment date in respect of the principal, interest and premium, if any, on Funding Agreement No. 405027 (the "Funding Agreement") issued by Hartford Life Insurance Company ("Hartford Life").

               --------------- ---------------------------------
               Interest:       $ 2,983.33
               --------------- ---------------------------------
               Principal:      $ 0.00
               --------------- ---------------------------------

(ii) the amount of payment on such Payment Date to holders allocable to principal and interest on the notes of the Trust.

               --------------- ---------------------------------
               Interest:       $ 2,983.33
               --------------- ---------------------------------
               Principal:      $ 0.00
               --------------- ---------------------------------

(iii) the aggregate stated principal amount of the Funding Agreement, the current interest rate or rates thereon at the close of business on such Payment Date, and the current rating assigned to the Funding Agreement.

               ------------------------------- -----------------
               Aggregate Principal Amount:     $ 895,015.00
               ------------------------------- -----------------
               Interest Rate:                  4.00%
               ------------------------------- -----------------

                                    Ratings:
                                           Moody's Investor Services: Aa3
                                           Standard & Poors' Rating Service: AA-

(iv) the aggregate principal balance of the notes of the Trust at the close of business on such Payment Date and the current rating assigned to such notes.

                                    Aggregate Principal Amount: $895,000.00
                                    Ratings:
                                           Moody's Investor Services: Aa3
                                           Standard & Poors' Rating Service: AA-

AMACAR Pacific Corp., as administrator of Hartford Life Global Funding Trust 2005-027


By:  /s/ Evelyn Echevarria
     -------------------------------------
     Name:  Evelyn Echevarria
     Title:  Vice President

                              Administrative Report
                                       for
            Hartford Life Global Funding Trust 2005-027 (the "Trust")


                            Payment Date May 16, 2005
                             CUSIP Number 41659FBU7


(i) the amount received by the Indenture Trustee from Hartford Life Insurance Company ("Hartford Life") as of the payment date in respect of the principal, interest and premium, if any, on Funding Agreement No. 405027 (the "Funding Agreement") issued by Hartford Life Insurance Company ("Hartford Life").

                ------------------------------------------------
                Interest:       $ 2,983.33
                ------------------------------------------------
                Principal:      $ 0.00
                ------------------------------------------------

(ii) the amount of payment on such Payment Date to holders allocable to principal and interest on the notes of the Trust.

                ------------------------------------------------
                Interest:       $ 2,983.33
                ------------------------------------------------
                Principal:      $ 0.00
                ------------------------------------------------

(iii) the aggregate stated principal amount of the Funding Agreement, the current interest rate or rates thereon at the close of business on such Payment Date, and the current rating assigned to the Funding Agreement.

                ------------------------------------------------
                Aggregate Principal Amount:   $ 895,015.00
                ------------------------------------------------
                Interest Rate:                4.00%
                ------------------------------------------------

                   Ratings:
                           Moody's Investor Services: Aa3
                           Standard & Poors' Rating Service: AA-

(iv) the aggregate principal balance of the notes of the Trust at the close of business on such Payment Date and the current rating assigned to such notes.

                  Aggregate Principal Amount: $895,000.00
                  Ratings:
                          Moody's Investor Services: Aa3
                          Standard & Poors' Rating Service: AA-

AMACAR Pacific Corp., as administrator of Hartford Life Global Funding Trust 2005-027

By:   /S/  EVELYN ECHEVARRIA
      ------------------------
      Name:  Evelyn Echevarria
      Title: Vice President

                              Administrative Report
                                       for
            Hartford Life Global Funding Trust 2005-027 (the "Trust")


                           Payment Date June 15, 2005
                             CUSIP Number 41659FBU7


(i) the amount received by the Indenture Trustee from Hartford Life Insurance Company ("Hartford Life") as of the payment date in respect of the principal, interest and premium, if any, on Funding Agreement No. 405027 (the "Funding Agreement") issued by Hartford Life Insurance Company ("Hartford Life").

                         Interest:         $2,983.33

                         Principal:        $0.00

(ii) the amount of payment on such Payment Date to holders allocable to principal and interest on the notes of the Trust.

                         Interest:         $2,983.33

                         Principal:        $0.00

(iii) the aggregate stated principal amount of the Funding Agreement, the current interest rate or rates thereon at the close of business on such Payment Date, and the current rating assigned to the Funding Agreement.

               Aggregate Principal Amount:         $895,015.00

               Interest Rate:                      4.00%

                               Ratings:
                                       Moody's Investor Services: Aa3
                                       Standard & Poors' Rating Service: AA-

(iv) the aggregate principal balance of the notes of the Trust at the close of business on such Payment Date and the current rating assigned to such notes.

                               Aggregate Principal Amount: $895,000.00

                               Ratings:
                                       Moody's Investor Services: Aa3
                                       Standard & Poors' Rating Service: AA-

AMACAR Pacific Corp., as administrator of Hartford Life Global Funding Trust 2005-027

By:   /s/ Evelyn Echevarria
      -------------------------
      Name:   Evelyn Echevarria
      Title:  Vice President